UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2026

Actelis Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41375	52-2160309
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

710 Lakeway Drive, Suite 200, Sunnyvale, CA 94085

(Address of principal executive offices)

(510) 545-1045

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF A MATTER TO A VOTE OF SECURITY HOLDERS.

On August 25, 2026, Actelis Networks, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was June 29, 2026 (the “Record Date”). As of the Record Date, there were 25,837,246 shares of common stock, par value $0.0001 per share (“Common Stock”) of the Company outstanding. Each share of the Company’s Common Stock represents one vote that could be voted on each matter that came before the Annual Meeting.

At the Annual Meeting, 11,447,822 shares of Common Stock were represented and voted, in person or by proxy, constituting a quorum for the Annual Meeting (the 11,447,822 votes represented equaled approximately 44% of the outstanding possible votes).

At the Annual Meeting, four proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on July 16, 2026 (the “Proxy Statement”). The final voting results were as follows:

Proposal 1

The Company’s stockholders elected the following Class I Directors to serve for a term of three years until the 2029 Annual Meeting of Stockholders.

	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Julie Kunstler	1,340,077	-	1,312,512	8,795,233
Gideon Marks	1,352,835	-	1,299,754	8,795,233

Both Class I Directors were duly elected.

Proposal 2

To ratify the appointment of Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,668,308	1,564,484	215,028	-

The proposal was approved.

Proposal 3

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s Common Stock from 30,000,000 shares to 80,000,000 shares.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,704,531	5,581,190	162,101	-

The Proposal required the affirmative vote of a majority of the voting power of all the then outstanding shares of Common Stock entitled to vote on the subject matter. This voting threshold was not achieved and the proposal was not approved.

Proposal 4

The proposal to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1, 2 and/or 3 was withdrawn.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTELIS NETWORKS, INC.

Dated: August 25, 2026	By:	/s/ Yoav Efron
	Name:	Yoav Efron
	Title:	Deputy Chief Executive Officer and Chief Financial Officer

2